INDEPENDENT SALES REPRESENTATIVE AGREEMENT


         This Agreement, entered into as of October 1, 1996, by and between THINK MEDICAL, INC., (the "Independent Sales Representative"), and CARRINGTON LABORATORIES, INC., a Texas corporation (the "Company").

                                 WITNESSETH:

         WHEREAS, the Company is engaged in the business of manufacturing and selling various medical products and supplies; and

         WHEREAS, the Company desires to engage the Independent Sales Representative to promote the sale of and solicit orders for the Company's products, and the Independent Sales Representative desires to be so engaged;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereby agree as follows:

         1. Engagement. The Company hereby appoints and engages the Independent Sales Representative, and the Independent Sales Representative hereby accepts such appointment and engagement, to promote the sale of and solicit orders for the Company's products in accordance with the terms and conditions of this Agreement.

         2. D u t i e s of Independent Sales Representative. The Independent Sales Representative shall use its best efforts to promote the sale of the Company's products, to solicit orders therefor and to perform such other functions of a manufacturer's Independent Sales Representative as the Company shall from time to time request. The Independent Sales Representative shall keep the Company informed at all times of the Independent Sales Representative's progress and of any problems relating to or affecting the Company's business, products or customers. The Independent Sales Representative shall visit existing and prospective customers in person as often as necessary to carry out its duties in order to meet its sales goals hereunder in a legal and ethical manner and in accordance with normal and accepted business and regulatory practices. The Independent Sales Representative shall bear all expenses incurred by it in carrying out its duties and responsibilities under this Agreement.

         3. Sole Area of Responsibility. The geographic area in which the Independent Sales Representative shall devote its sole efforts and for which it shall have sole responsibility under this Agreement shall be the all the zip codes in the State of North Carolina as mutualy agreed upon, as listed and described on Exhibit B attached hereto and made a part hereof (the Sole Area of Responsibility ). Sales outside the Sole Area of Responsibility shall not be subject to a commission.

         4.    Term  and  Termination.    The term of this Agreement shall
   commence on the date hereof and shall expire two (2) years after January 1, 1997, unless earlier terminated in accordance with any of the following provisions:
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               (a)   This  Agreement  may  be  terminated  at  any time by
         written agreement of the parties hereto.

               (b) This Agreement may be terminated by the Company at any time by written notice given to the Independent Sales Representative (i) if the Independent Sales Representative, his employees or agents commit a material breach of this Agreement, such a material breach being defined as non-compliance with the confidentiality provisions herein or non-compliance with FDA rules or regulations, (ii) if the Independent Sales Representative or any of its agents or employees commits any act of fraud or dishonesty with respect to the Company or any of its customers, is convicted of any crime (other than minor traffic violations), or engages in any conduct which tends to hold the Company up to ridicule by others or is otherwise detrimental to t h e best interest of the Company and Independent Sales Representative fails to take immediate action, agreeable to the Company to correct the situation, and (iii) if Hack Sells shall die, shall become totally and permanently disabled, or shall suffer any physical or mental impairment which exists for sixty
         (60) days or more (whether or not consecutive) and which, in the opinion of the Company, adversely affects the ability of the Independent Sales Representative to carry out its duties and responsibilities under this Agreement.

               (c) This Agreement may be terminated by the Independent Sales Representative at any time by written notice given to the Company if the Company commits a material breach of this Agreement.

               (d) This Agreement may also be terminated by thirty (30) days written notice if Independent Sales Representative fails to increase territory net sales by five percent (5%) or more from 1/1/97 to 1/1/98 over comparative sales of 1/1/96 to 1/1/97. After 1/1/99 the renewal of this Agreement shall be upon the mutually agreeable terms.

   The expiration or termination of this Agreement shall not terminate, limit or otherwise affect any rights or obligations of the parties hereto which shall have arisen hereunder at or prior to the time of such expiration or termination.

   5.    Commissions.

               (a)   In  consideration  of  the  services performed by the
         Independent Sales Representative hereunder, the Company shall pay
         t h e   Independent  Sales  Representative  commissions,  at  the
         applicable rates specified in Schedule A attached hereto and made a part hereof, on all products specified in Schedule A which the Company sells during the term of this Agreement to customers located and doing business in the Sole Area of Responsibility. Such commissions shall be deemed earned when the products are shipped and billed by the Company. The amount of the commissions payable hereunder shall be determined on the basis of the invoice prices of the products sold (which shall be the prices charged by
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         the  Company  to  its  distributors), net of returns, allowances, discounts and adjustments, and exclusive of freight, insurance and other shipping and handling charges, taxes, interest, late fees, service or carrying charges and other similar charges. The Company shall have the right to delete product or otherwise change the list of products specified on Schedule A at any time, provided the Company gives written notice of such changes to the Independent Sales Representative not less that sixty (60) days prior to the date such changes are to become effective.

               (b) Within fifteen (15) days after the end of each calendar month during the term of this Agreement:

                     (i) The Company shall furnish to the Independent Sales Representative a statement showing all products shipped to, products returned by, and allowances, discounts and adjustments granted to customers in the Sole Area of R e s ponsibility, and all debits and credits to the Independent Sales Representative's commission account, during such month; and

                     (ii) The Company shall pay to the Independent Sales Representative all commissions earned during such month, net of any deductions due to products returned by or allowances, discounts and adjustments granted to customers in the Sole Area of Responsibility during such month.

               (c) The Company shall be entitled to recover from the I n d ependent Sales Representative an amount equal to all commissions paid by the Company to the Independent Sales
         Representative in respect of products which are subsequently returned by the customer or with respect to which the Company subsequently grants an allowance, discount or adjustment to the customer. The Company may recover such amount either by requiring the Independent Sales Representative to make payment thereof to the Company or by deducting such amount from future commissions earned by the Independent Sales Representative, whichever the Company shall elect.

               (d)   Notwithstanding  anything  to  the  contrary  in this
         Agreement,  the  Company  may  from time to time designate one or more customers as national accounts or house accounts, and no commissions shall be payable under this Agreement on products for which the Company receives orders more than ten (10) days after i t has given written notice of such designation to the Independent Sales Representative.

         6. O r d ers. All orders solicited or obtained by the Independent Sales Representative are subject to approval and acceptance by the Company at its offices in Dallas County, Texas. The Independent Sales Representative is not authorized and shall not purport to accept any orders for the Company's products. The Company shall have the right, in its sole discretion, to accept or reject each order for its products; to determine whether and when to ship any products; to grant or refuse credit to any customer and to determine the terms thereof; to accept or reject any customer's request or attempt to return any products; to grant any allowances, discounts or adjustments; and to change the prices it charges its distributors for the products listed on Schedule A hereto (provided that the Company shall give the Independent Sales Representative written notice of any such price change not less than sixty (60) days before such change becomes effective).

         7. Duties of the Company. The Company shall use its reasonable best efforts to maintain a sufficient inventory of the products listed on Schedule A to enable it to ship the products ordered by customers in the Sole Area of Responsibility on a reasonably prompt basis.

         8. S t a tus of Independent Sales Representative and Its Personnel. The Independent Sales Representative is and shall at all times remain an independent contractor, and nothing in this Agreement is intended or shall be construed to constitute the Independent Sales Representative an employee, agent or partner of the Company. As an independent contractor, the Independent Sales Representative shall be entitled to employ such personnel as it shall desire, on such terms as it shall deem appropriate, and to utilize such personnel in carrying out its obligations under this Agreement. Such personnel shall at all times and for all purposes constitute employees or agents of the Independent Sales Representative, and nothing in this Agreement is intended or shall be construed to constitute such personnel employees or agents of the Company.

         9.    FDA Compliance

               Independent Sales Representative and its employees agrees to strictly comply with all applicable rules and regulations of the Federal Food and Drug Administration (FDA) and all other applicable laws, rules and regulations, including but not limited to FDA requirements relating to the sale of 510(k) regulated products.

         10.   Compliance by Third Parties

               Independent Sales Representative agrees to take all steps reasonably necessary to ensure that its representatives comply with all applicable rules and regulations of the FDA and all other applicable laws, rules and regulations, including but not limited to FDA requirements relating to the sale of 510(k) regulated products.

         11.   Competitive Products

               Independent Sales Representative agrees to refrain from marketing competitive products during the term of this Agreement.

         12.   Confidentiality

               Independent Sales Representative and any employees or agents thereof shall hold in trust and strictest confidence for Carrington all Carrington Confidential Information and shall not disclose to any person or use such information for any purpose other t h a n in connection with the performance of Independent Sales Representative duties and responsibilities during the term of this Agreement. Confidential Information shall mean, but not limited to, prices, sales, customer or distribution information or lists as well as any related product planning or research information.

               The provisions of this Agreement shall survive and continue after expiration or termination of this Agreement and any and all Confidential Information and copies thereof shall be promptly returned to Company upon its request. Independent Sales Representative shall certify to Company that it and all its employees have returned all Confidential Information and copies thereof.

         13. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been given when delivered in person or when mailed by certified or registered United States mail, postage paid, addressed to the appropriate party at the address shown for such party below:

         If to the Company, to:

               President
               Carrington Laboratories, Inc.
               P.O. Box 168128
               Irving, TX 75016-8128

         If to the Independent Sales Representative, to:

               Hack Sells
               Think Medical, Inc.
               3900 Yew Circle
               Raleigh, NC 27612

   Either party may change its address for notices hereunder by giving notice of such change to the other party in the manner set forth above.

         14. Waiver. No delay on the part of either party in exercising any right, power or remedy which it may have in connection herewith shall operate as a waiver thereof, nor shall any waiver thereof or any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or remedy. No waiver of any provision of this Agreement, and no consent to any departure therefrom, shall be effective unless such waiver or consent is in writing and signed by the party against whom it is sought to be enforced, and no such waiver or consent shall be effective except with respect to the particular case and purpose for which it is given.

         15.   Applicable  Law.    This Agreement shall be governed by and
   construed and enforced in accordance with the laws of the State of Texas.

         16. Entirety and Modification. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, between such parties relating to such subject matter. No modification, alteration, amendment or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

         17. Severability. If any provision of this Agreement is held to be unenforceable, (a) this Agreement shall be considered divisible,
   (b) such provision shall be deemed inoperative to the extent it is unenforceable, and (c) in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

         18. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns; provided, however, that neither of the parties shall, without the consent of the other, assign or transfer this agreement or any interest herein, and any such assignment or transfer attempted without the consent of the other party hereto shall be void and of no effect whatsoever. Notwithstanding the foregoing, in the event of a merger, consolidation or transfer or sale of all or substantially all of the assets of the Company, this Agreement may be transferred to the successor to the Company's business and assets without the consent of the Independent Sales Representative.

         19. Captions. The captions of the various sections of this Agreement have been inserted for convenient reference only and shall not be construed to enlarge, diminish or otherwise change the express provisions hereof.

         20.   Gender.    Words of any gender used in this Agreement shall
   be construed to include each gender.

         21.   Counterparts.    This  Agreement  may  be  signed  in
   counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                             CARRINGTON LABORATORIES, INC.



                                             By:___________________________
                                             Carlton E.Turner, Ph.D.
                                             President and CEO



                                             By:___________________________
                                             Name:_________________________
                                             Title:________________________

                                  SCHEDULE A



   COMMISSIONS

   Carrington Wound Gel  3 oz.                                 20%
   Carrington Wound Gel  1/2 oz.                               20%
   Cara-Klenz  16 oz.                                          20%
   Cara-Klenz    6 oz.                                         20%
   Carrington  Moisture Barrier                                20%
   Carrington  Incontinence Skin Care Kit                      20%
   Carrington  Foot Cream                                      20%
   Carrington  Odor Eliminator 1 oz.                           20%
   Carrington  Odor Eliminator 8 oz.                           20%
   Carrington  Whirlpool Solution                              20%
   Perineal Cleansing Foam 8 oz.                               20%
   Aloe Skin Balm                                              20%


   Commissions are paid on Distributor pricing. Commission program can be changed without notice.